Exhibit 10.8

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN ANDSECURITY AGREEMENT (this

"Amendment") dated as of December 28, 2021, is entered into by and among SERVICESOURCE INTERNATIONAL, INC., a Delaware corporation ("ServiceSource International"), SERVICESOURCE DELA WARE,  INC.,  a  Delaware  corporation  ("ServiceSource  Delaware"; and together with ServiceSource International and any other entity joined to the Loan Agreement from time to time as a Borrower, each, a "Borrower" and collectively, the "Borrowers"), and BANK OF AMERICA, N.A., a national banking association (including any Lending Office, "Lender"), with reference to the following facts:

RECITALS

A.WHEREAS, Borrowers and Lender entered into that certain Loan and Security Agreement dated as of July 23, 2021 (as amended, restated, extended, amended and restated, supplemented, or otherwise modified, the “Loan Agreement");

B.WHEREAS. the Borrowers have requested that the Lender amend the Loan Agreement in certain respects, and the Lender is willing to do so, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration. the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Loan Agreement.

Section 1.02   Recitals.  The Recitals above are incorporated herein as though set forth in full and Borrowers stipulate to the accuracy of each of the Recitals.

ARTICLE II

AMENDMENTS TO LOAN AND SECURITY AGREEMENT

Section 2.01Amendment to definition for "Eligible Account" in Section 1.1. Clause

(c)of the definition for ·'Eligible Account" in Section I. I of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c)with respect to: (i) Accounts owed by Dell Inc. and its Affiliates (other than VMWare, Inc.), when aggregated with other Accounts owing by such Account Debtor and its Affiliates, it exceeds 40% of the aggregate Eligible Accounts (or such higher percentage as Lender may establish for Dell Inc. and its Affiliates (other than VMWare, Inc.) if Dell Inc. does not meet the rating criteria in the definition of "Investment Grade Eligible

Accounts" by February 2022), (ii) Accounts owed by Google Inc. and/or Google LLC and its Affiliates, when aggregated  with other Accounts owing by such Account Debtor and its Affiliates, it exceeds 40% of the aggregate Eligible Accounts (or such higher percentage as Lender may establish for Google Inc. and/or Google LLC and its Affiliates), and (iii) Accounts owed by all other Account Debtors and their Affiliates, when aggregated with other Accounts owing by such Account Debtor and its Affiliates, it exceeds 20% of the aggregate Eligible Accounts (or such higher percentage as Lender may establish for the Account Debtor from time to time);

ARTICLE III CONDITIONS TO EFFECTIVENESS

Section 3.01Conditions Precedent.The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

(a)This Amendment. The Lender shall have received this Amendment, duly executed by Borrowers and the Lender.

(c)No Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(d)Payment of Fees and Expenses. The Lender shall have received from Borrowers costs and expenses owed to and/or incurred by the Lender arising in connection with this Amendment (including reasonable attorneys' fees and costs).

(e)Other Documents. Borrowers shall have executed and delivered to the Lender such other documents and instruments relevant to this Amendment as the Lender may require.

ARTICLE IV

ADDITIONAL COVENANTS AND MISCELLANEOUS.

Section 4.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

Section 4.02 Amendment as Loan Document. This Amendment shall constitute a Loan Document under the Loan Agreement. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment. It shall be an Event of Default under the Loan Agreement if any Borrower breaches any covenant contained herein or if any representation or warranty contained herein proves to be inaccurate or untrue in any material respect.

Section 4.03 Reference to Loan Agreement.  The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 4.04 General Release. Each Borrower (collectively, the "Releasing Parties") releases, acquits and forever discharges Lender, and each of its respective past and present directors, officers, employees, agents, attorneys, affiliates, predecessors, successors, administrators and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever heretofore or hereafter arising from any events or occurrences, or anything done, omitted to be done, or allowed to be done by any of the Released Parties, on or before the date of execution of this Amendment, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including, without limitation, any of the same arising from  or  related  to anything done, omitted  to be done, or allowed to be done by any of the Released Parties and in any way connected with this Amendment or any of the Loan  Documents, or any of the transactions described  herein or therein (the "Released Matters"); provided, however, that (A) Releasing Parties shall retain their rights to funds in deposit accounts held with Lender, as applicable, funds in transit for deposit into any such account and any refunds to which such Releasing Party is entitled to, subject to in each case any applicable security interests of Lender therein, and any right of offset or recoupment with respect thereto, and (B) Released Matters shall not include Lender's obligations under the Loan Documents or any other contracts or agreements between Lender and Releasing Parties from and after the effectiveness of this Amendment. Releasing Parties each further agree never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the Released Matters. Releasing Parties each agree that this waiver and release is an essential and material of this Amendment, and that the agreements in this paragraph are intended to be in full satisfaction of any alleged injuries or damages to or of any Releasing Parties in connection with the Released Matters. Each Releasing Party represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasing Parties each also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasing Parties each have consulted with legal counsel prior to signing this release, or had an opportunity to obtain such counsel and knowingly chose not to do so, and each Releasing Party executes such release voluntarily, with the intention of fully and finally extinguishing all Released Matters.

Section 4.05 Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that no Event of Default or Default exists as of the date hereof.

Section 4.06 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.07 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

Section 4.08 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns; provided. however, that a Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

Section 4.09 Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpa1t of this Amendment may be in the form of an Electronic Record, telefacsimile or other electronic method of transmission and may be executed using Electronic Signature (including, without limitation, facsimile and .pdf) and shall be equally as effective, valid and enforceable as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Lender of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed document converted into another format, for transmission, delivery and/or retention. For purposes hereof, "Electronic Record" and "Electronic Signature" shall have the meanings assigned to them, respectively, by 15 USC § 7006, as it may be amended from time to time.

Section 4.10 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.11 Expenses of Lender. Borrowers agree to pay on demand: (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and reasonable fees of Lender's outside legal counsel; and (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment and/or any other Loan Documents, including, without limitation, the costs and reasonable fees of Lender's outside legal counsel.

Section 4.12 NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDER AND BORROWERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND BORROWERS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first written above.

BORROWERS:

SERVICESOURCE INTERNATIONAL,

INC., a Delaware corporation

By: /s/ Chad Lyne

Name: Chad Lyne

Title: Chief Financial Officer

SERVICESOURCE DELAWARE, INC.,

a Delaware corporation

By: /s/ Chad Lyne

Name: Chad Lyne

Title: Chief Executive Officer & Chief Financial Officer

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

(SERVICESOURCE) SIGNATURE PAGE

LENDER:

BANK OF AMERICA, N.A.,

By: /s/Mark Porter

Name: Mark Porter

Title: Senior Vice President

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

(SERVICESOURCE) SIGNATURE PAGE